__________________________________________________________________________

                        PREMIER STRATEGIC GROWTH FUND
                                   PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)
                               JANUARY 2, 1996
__________________________________________________________________________

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Premier Strategic Growth Fund (the "Fund"), dated January 2, 1996, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

     The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.


                              TABLE OF CONTENTS

                                                        Page

Investment Objective and Management Policies . . . . .  B-2
Management of the Fund . . . . . . . . . . . . . . . .  B-13
Management Agreement . . . . . . . . . . . . . . . . .  B-16
Purchase of Fund Shares. . . . . . . . . . . . . . . .  B-18
Distribution Plan and Shareholder Services Plan. . . .  B-20
Redemption of Fund Shares. . . . . . . . . . . . . . .  B-22
Shareholder Services . . . . . . . . . . . . . . . . .  B-23
Determination of Net Asset Value . . . . . . . . . . .  B-27
Dividends, Distributions and Taxes . . . . . . . . . .  B-27
Portfolio Transactions . . . . . . . . . . . . . . . .  B-29
Performance Information. . . . . . . . . . . . . . . .  B-30
Information About the Fund . . . . . . . . . . . . . .  B-31
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Auditors . . . . . . . . . .  B-31
Appendix . . . . . . . . . . . . . . . . . . . . . . .  B-32

Financial Statements . . . . . . . . . . . . . . . . .  B-36, B-48


Report of Independent Auditors . . . . . . . . . . . .  B-47



                INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled
"Description of the Fund" and "Appendix."

Portfolio Securities

     American, European and Continental Depositary Receipts. The Fund may invest in American Depositary Receipts, European Depositary Receipts and Continental Depositary Receipts through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

     Repurchase Agreements. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by a Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price.

     Commercial Paper and Other Short-Term Corporate Obligations. These instruments include variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time.
Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Prospectus for other commercial paper issuers.

     Convertible Securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. As with all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

     Foreign Government Obligations; Securities of Supranational Entities. The Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Manager to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

     Illiquid Securities. When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, the Fund will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for specific restricted securities sold pursuant to Rule 144A will develop, the Fund's Board has directed the Manager to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

     Zero Coupon Securities. The Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The Fund also may invest in zero coupon securities issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities. The Fund currently intends to invest less than 5% of its assets in zero coupon securities.

Management Policies

     Leverage. For borrowings for investment purposes, the Investment Company Act of 1940, as amended (the "1940 Act"), requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. To the extent the Fund enters into a reverse repurchase agreement, the Fund will maintain in a segregated custodial account cash or U.S. Government securities or other high quality liquid debt securities at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by the Fund.

     Short-Selling. In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security; it will realize a gain if the security declines in price between those dates.

     Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Fund's net assets. The Fund may not sell short the securities of any class of an issuer if, as a result of such sale, the Fund would have sold short in the aggregate more than 5% of the outstanding securities of that class.

     The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns in order to hedge an unrealized gain on the security. At no time will more than 15% of the value of the Fund's net assets be in deposits on short sales against the box.

     Until the Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account, containing cash or U.S. Government securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position.

     Lending Portfolio Securities. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

     Derivatives. The Fund may invest in Derivatives (as defined in the Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Fund to increase, decrease or change the level of risk to which its portfolio is exposed in much the same way as the Fund can increase, decrease or change the risk of its portfolio by making investments in specific securities.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

     Futures Transactions--In General. The Fund may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

     Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.
Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

     Successful use of futures by the Fund also is subject to the ability of the Manager to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

     Specific Futures Transactions. The Fund may purchase and sell stock index futures contracts. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

     The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

     The Fund may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

     Options--In General. The Fund may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period.

     A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by the Fund is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

     Specific Options Transactions. The Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

     The Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

     The Fund may purchase cash-settlement options on interest rate swaps, interest rate swaps denominated in foreign currency and equity index swaps in pursuit of its investment objective. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

     Successful use by the Fund of options will be subject to the ability of the Manager to predict correctly movements in the prices of individual stocks or the stock market generally. To the extent such predictions are incorrect, the Fund may incur losses.

     Future Developments. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

     Forward Commitments. The Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a forward commitment or when-issued security are fixed at the time the Fund enters into the commitment. However, the Fund does not make a payment until it receives delivery from the other party to the transaction. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.

     Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Investment Considerations and Risks

     Lower Rated Securities. The Fund is permitted to invest in securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") and below BBB by Standard & Poor's Ratings Group ("S&P" and with Moody's, the "Rating Agencies") and as low as Caa by Moody's or CCC by S&P. Such securities, though higher yielding, are characterized by risk. See in the Fund's Prospectus "Description of the Fund--Investment Considerations and Risks--Lower Rated Securities" for a discussion of certain risks and the "Appendix" for a general description of the Rating Agencies' ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

     Investors should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

     Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

     Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

     These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

     The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues.
The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

     Lower rated zero coupon securities and pay-in-kind bonds in which the Fund may invest up to 5% of its total assets, involve special considerations. The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon securities and pay-in-kind bonds. Such zero coupon securities, pay-in-kind or delayed interest bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.

Investment Restrictions

     The Fund has adopted investment restrictions numbered 1 through 8 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions number 9 through 16 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board at any time. The Fund may not:

      1. Investment more than 25% of its assets in investments in any particular industry or industries (including banking), provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      2. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to indices, and options on futures contracts or indices.

      3. Purchase, hold or deal in real estate, or oil and gas interests, but the Fund may purchase and sell securities that are secured by real estate and may purchase and sell securities issued by companies that invest or deal in real estate.

      4. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

      5. Make loans to others, except through the purchase of debt obligations or the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

      6. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

      7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 2, 4, 11 and 12 may be deemed to give rise to a senior security.

      8. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      9. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

     10. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposits of assets in escrow in connection with portfolio transactions, such as in connection with writing covered options and the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those relating to indices, and options on futures contracts or indices.

     12. Purchase, sell or write puts, calls or combinations thereof, except as described in the Fund's Prospectus and Statement of Additional Information.

     13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

     14. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

     15. Purchase or retain the securities of any issuer if the officers or Board members of the Fund or the officers or directors of the Manager individually own beneficially more than 1/2 of 1% of the securities of such issuer or together own beneficially more than 5% of the securities of such issuer.

     16. Purchase warrants in excess of 5% of its net assets; however, no more than 2% of the value of the Fund's net assets may be invested in warrants which are not listed on the New York or American Stock Exchange. For purposes of this restriction, such warrants shall be valued at the lower of cost or market, except that warrants acquired by the Fund in units or attached to securities shall not be included within this 5% restriction.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     While not fundamental policies, the Fund has undertaken to comply with the following limitations for the purpose of registering the Fund's shares for sale in certain states. The Fund will: (a) not invest in oil, gas and other mineral leases, (b) not invest in real estate limited partnerships, and (c) consider as not readily marketable the securities of foreign issuers which are not listed on a recognized domestic or foreign exchange and for which a bonafide market does not exist at the time of purchase or subsequent valuation.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of the Fund and its investors, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

                           MANAGEMENT OF THE FUND

     Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Board member who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

Trustees of the Fund

GORDON J. DAVIS, Trustee. Since October 1994, a senior partner with the firm of LeBoeuf, Lamb, Greene & MacRae. From 1983 to September 1994, Mr. Davis was a senior partner with the law firm of Lord Day & Lord, Barrett Smith. From 1978 to 1983, Commissioner of Parks and Recreation for the City of New York. He is also a Director of Consolidated Edison, a utility company, and Phoenix Home Life Insurance Company and a member of various other corporate and not-for-profit boards. He is 54 years old and his address is 241 Central Park West, New York, New York 10023.

*JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. Mr. DiMartino also is Chairman of the Board of Directors of the Noel Group, Inc., a venture capital company; a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway Company, Inc., Curtis Industries, Inc., Simmons Outdoor Corporation and Staffing Resources, Inc.; and a trustee of Bucknell University. He is 52 years old and his address is 200 Park Avenue, New York, New York 10166.

*DAVID P. FELDMAN, Trustee.  Chairman and Chief Executive Officer of AT&T
     Investment Management Corporation. He is also a trustee of Corporate Property Investors, a real estate investment company. He is 56 years old and his address is One Oak Way, Berkeley Heights, New Jersey 07922.

LYNN MARTIN, Trustee.  Holder of the Davee Chair at the J.L. Kellogg
     Graduate School of Management, Northwestern University. During the Spring Semester 1993, she was a Visiting Fellow at the Institute of Policy, Kennedy School of Government, Harvard University. She also is a consultant to the international accounting firm of Deloitte & Touche, and chairwoman of its Council on the Advancement of Women. From January 1991 through January 1993, she served as Secretary of the United States Department of Labor. From 1981 to 1991, she was United States Congresswoman for the State of Illinois. She also is a Director of Harcourt General Corporation, a publishing, insurance, and retailing company, and a Director of Ameritech Corporation, a telecommunications and information company, and Ryder Systems Incorporated, a transportation company. She is 56 years old and her address is 3750 Lake Shore Drive, Chicago, Illinois 60613.

EUGENE McCARTHY, Trustee.  Writer and columnist; former Senator from
     Minnesota from 1958-1970. He is also a director of Harcourt Brace Jovanovich, Inc., Publisher. He is 79 years old and his address is 271 Hawlin Road, Woodville, Virginia 22749.

DANIEL ROSE, Trustee.  President and Chief Executive Officer of Rose
     Associates, Inc., a New York based real estate development and management firm. In July 1994, Mr. Rose received a Presidential appointment to serve as a Director of the Baltic-American Enterprise Fund, which will make equity investments and loans, and provide technical business assistance to new business concerns in the Baltic states. He is also Chairman of the Housing Committee of the Real Estate Board of New York, Inc. and a trustee of Corporate Property Investors, a real estate company. He is 66 years old and his address is c/o Rose Associates, Inc., 380 Madison Avenue, New York, New York 10017.

SANDER VANOCUR, Trustee.  Since January 1994, Visiting Professional
     Scholar at the Freedom Forum Amendment Center at Vanderbilt University. Since January 1992, President of Old Owl Communications, a full-service communications firm, and since November 1989, a Director of the Damon Runyon-Walter Winchell Cancer Research Fund. From June 1986 to December 1991, he was a Senior Correspondent of ABC News and, from October 1986 to December 1991, he was Anchor of the ABC News program "Business World," a weekly business program on the ABC television network. Mr. Vanocur joined ABC News in 1977. He is 67 years old and his address is 2928 P Street, N.W., Washington, D.C. 20007.

ANNE WEXLER, Trustee. Chairman of the Wexler Group, consultants specializing in government relations and public affairs. She is also a director of American Cyanamid Company, Alumax, The Continental Corporation, Comcast Corporation, The New England Electric System, NOVA and a member of the board of the Carter Center of Emory University, the Council of Foreign Relations, the National Parks Foundation, the Visiting Committee of the John F. Kennedy School of Government at Harvard University and the Board of Visitors of the University of Maryland School of Public Affairs. She is 65 years old and her address is c/o The Wexler Group, 1317 F Street, N.W., Washington, D.C. 20004.

REX WILDER, Trustee. Financial Consultant. He is 75 years old and his address is 290 Riverside Drive, New York, New York 10025.

     Shareholder meetings will not be held for the purpose of electing Board members unless and until such time as less than a majority of the Board holding office have been elected by shareholders, at which time the Board members then in office will call a meeting of shareholders for the election of Board members. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The Board is required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Board member when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

     For so long as the Fund's plan described in the section captioned "Shareholder Services Plan" remains in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.

     The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. For the fiscal year ended December 31, 1994, the aggregate amount of compensation paid to each Board member by the Fund and all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) were as follows:

                                                      (3)                                          (5)
                                (2)                Pension or              (4)              Total Compensation
        (1)                  Aggregate         Retirement Benefits     Estimated Annual     from Fund and Fund
  Name of Board           Compensation from    Accrued as Part of       Benefits Upon        Complex Paid to
    Member                     Fund*            Fund's Expenses          Retirement           Board Member
---------------           ------------------   --------------------    ----------------     ------------------
Gordon J. Davis              $3,500                  none                  none               $ 29,602 (26)

Joseph S. DiMartino          $4,375**                none                  none               $445,000 (94)**

David P. Feldman             $3,250                  none                  none               $ 85,631 (28)

Lynn Martin                  $3,250                  none                  none               $ 26,852 (12)

Eugene McCarthy              $3,500                  none                  none               $ 29,403 (12)

Daniel Rose                  $3,250                  none                  none               $ 62,006 (22)

Sander Vanocur               $3,500                  none                  none               $ 62,006 (22)

Anne Wexler                  $1,181                  none                  none               $ 26,329 (17)

Rex Wilder                   $3,500                  none                  none               $ 29,403 (12)

_____________________________
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $602 for all Board members as a group.
**   Estimated amounts for the year ended December 31, 1995.

Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer.  President and Chief Executive
     Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent company of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 38 years old.

JOHN E. PELLETIER, Vice President and Secretary. Senior Vice President and General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an Associate at Ropes & Gray. He is 31 years old.

ERIC B. FISCHMAN, Vice President and Assistant Secretary.  Associate
     General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From September 1992 to August 1994, he was an attorney with the Board of Governors of the Federal Reserve System. He is 30 years old.

ELIZABETH BACHMAN, Vice President and Assistant Secretary.  Assistant Vice
     President of the Distributor and an officer of other investment companies advised or administered by the Manager. She is 26 years old.

FREDERICK C. DEY, Vice President and Assistant Treasurer.  Senior Vice
     President of the Distributor and an officer of other investment companies advised or administered by the Manager. From 1988 to August 1994, he was manager of the High Performance Fabric Division of Springs Industries Inc. He is 33 years old.

JOSEPH S. TOWER, III, Assistant Treasurer.  Senior Vice President,
     Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 33 years old.

JOHN J. PYBURN, Assistant Treasurer.  Assistant Treasurer of the
     Distributor and an officer of other investment companies advised or administered by the Manager. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of the Manager. He is 60 years old.

     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

     Dreyfus Partnership Management, Inc., the Fund's predecessor fund's Non-Managing General Partner, and the Fund's Trustees and officers, as a group, owned more than 1%, but less than 5%, of the outstanding shares of limited partnership interest of the Fund's predecessor fund, Dreyfus Strategic Growth, L.P., on December 18, 1995.


                            MANAGEMENT AGREEMENT

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

     The Manager provides management services pursuant to the Management Agreement (the "Agreement") dated November 6, 1995 with the Fund, which is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting such approval. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's outstanding voting securities, or, on 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The following persons are officers and/or directors of the Manager:
Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Christopher M. Condron, President, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman and Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman--Distribution and a director; Philip L. Toia, Vice Chairman-- Operations and Administration and a director; Barbara E. Casey, Vice President--Dreyfus Retirement Services; Diane M. Coffey, Vice President-- Corporate Communications; Elie M. Genadry, Vice President--Institutional Sales; William F. Glavin, Jr., Vice President--Corporate Development; Henry D. Gottmann, Vice President--Retail Sales and Service; Mark N. Jacobs, Vice President--Legal and Secretary; Daniel C. Maclean, Vice President and General Counsel; Jeffrey N. Nachman, Vice President--Mutual Fund Accounting; Andrew S. Wasser, Vice President--Information Services; Katherine C. Wickham, Vice President--Human Resources; Maurice Bendrihem, Controller; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Greene, Julian M. Smerling and David B. Truman, directors.

     The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Fund's portfolio managers are Michael Schonberg and Wolodymyr Wronskyj. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by the Manager. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions.

     The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time may deem appropriate.

     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include: taxes, interest, loan commitment fees, dividends and interest paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or any of its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and distribution to existing shareholders and any extraordinary expenses. In addition, Class B and Class C shares are subject to an annual distribution fee and Class A, Class B and Class C shares are subject to an annual service fee. See "Distribution Plan and Shareholder Services Plan."

     As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of .75 of 1% of the value of the Fund's average daily net assets. For the fiscal years ended December 31, 1992, 1993 and 1994, the management fees payable by the Fund to the Manager were $396,412, $322,015 and $556,411, respectively. For the fiscal years 1992 and 1993, these fees were reduced by $34,768 and $27,775, respectively, as a result of the expense limitation provisions of the Agreement and undertakings by the Manager, resulting in net management fees paid of $361,644 in fiscal 1992 and $294,240 in fiscal 1993.

     The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.


                           PURCHASE OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

     The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Premier Family of Funds, for the funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, banks or other financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.

     For the period from August 24, 1994 through December 31, 1994, the Distributor retained no payments from sales loads on Fund shares. For the fiscal years ended December 31, 1992 and 1993 and for the period from January 1, 1994 through August 23, 1994, Dreyfus Service Corporation, as the Fund's distributor during such period, retained $119,914, $60,189 and $1,111,127, respectively, from sales loads on Fund shares.

     Sales Loads--Class A. The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code") although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

     Set forth below is an example of the method of computing the offering price of the Fund's Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000 subject to the current schedule of sales charges set forth in the Fund's Prospectus at a price based upon the net asset value of the Fund's Class A shares* on December 31, 1994:

      NET ASSET VALUE per Share. . . . . . . . . . . . .$39.37
      Per Share Sales Charge - 4.5%
        of offering price (4.7% of
        net asset value per share) . . . . . . . . . . .$ 1.85
      Per Share Offering Price to
           the Public. . . . . . . . . . . . . . . . . .$41.22

___________________________
* Class A shares purchased by shareholders beneficially owning Fund shares on December 31, 1995 are subject to a different sales load schedule, as described under "How to Buy Fund Shares--Class A Shares" in the Prospectus.

      TeleTransfer Privilege. TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use TeleTransfer, payments for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Fund Shares--TeleTransfer Privilege."

      Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


               DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Distribution Plan and Shareholder Services Plan."

     Class B and Class C shares are subject to a Distribution Plan and Class A, Class B and Class C shares are subject to a Shareholder Services Plan.

     Distribution Plan. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan (the "Distribution Plan") with respect to Class B and Class C shares, pursuant to which the Fund pays the Distributor for distributing Class B and Class C shares. The Fund's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and holders of Class B and Class C shares.

     A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of the relevant Class of shares may bear for distribution pursuant to the Distribution Plan without such shareholders' approval and that other material amendments of the Distribution Plan must be approved by the Board and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan was last so approved on July 17, 1995. As to the relevant Class, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such Class of shares.

     Shareholder Services Plan. The Fund has adopted a Shareholder Services Plan pursuant to which the Fund pays the Distributor for the provision of certain services to the holders of Class A, Class B and Class C shares. Under the Shareholder Services Plan, the Distributor may make payments to certain financial institutions (which may include banks), securities dealers and other financial industry professionals (collectively, "Service Agents") in respect of these services.

     A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board members for their review. In addition, the Shareholder Services Plan provides that it may be amended only with the approval of the Board members, and by the Board members who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was so approved on July 17, 1995. The Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

     Prior Service Plans. As of August 1, 1995, the Fund terminated its then-existing service plan that had been in effect from August 24, 1994. That service plan, adopted pursuant to Rule 12b-1 under the 1940 Act, provided that the Fund (i) reimburse the Distributor for payments to Service Agents for distributing Fund shares and servicing shareholder accounts ("Servicing") and (ii) pay the Manager, Dreyfus Service Corporation and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Fund and for Servicing, at an aggregate annual rate of .25% of the value of the Fund's total assets. Under such plan, for the period August 24, 1994 through December 31, 1994, the total amount payable by the Fund was $97,988, of which $ 72,106 was payable to Dreyfus for advertising and marketing the Fund's shares and Servicing, and $16,734 was reimbursed to the Distributor for payments made to Service Agents. In addition, the Fund paid $9,148 for preparing, printing and distributing prospectuses and statements of additional information and for costs associated with implementing and operating such plan.

     As of August 24, 1994, the Fund terminated its then-existing service plan, which provided for payments to be made to Dreyfus Service Corporation, the Fund's distributor prior to such date, for advertising, marketing and distributing the Fund's shares and for Servicing at an annual rate of .25% of the value of the Fund's total assets. For the period from January 1, 1994 through August 23, 1994, the total amount charged to the Fund under such plan was $106,446, of which $96,631 was charged for advertising, marketing and distributing Fund shares and Servicing and $9,815 was payable by the Fund for preparing, printing and distributing prospectuses and statements of additional information and operating the plan. Dreyfus Service Corporation paid $11,724 of this amount to Service Agents.


                          REDEMPTION OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Fund Shares."

     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                              Transfer Agent's
           Transmittal Code                   Answer Back Sign

                144295                        144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

     TeleTransfer Privilege. Investors should be aware that if they have also selected the TeleTransfer Privilege, any request for a wire redemption will be effected as a TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Fund Shares--TeleTransfer Privilege."

     Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as member verification.

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be shareholders.

     Suspension of Redemption. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                            SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Shareholder Services."

     Fund Exchanges. Shares of any Class of the Fund may be exchanged for shares of the respective Class of certain other funds advised or administered by the Manager. Shares of the same class of such other funds purchased by exchange will be purchased on the basis of relative net asset value per share, as follows:

     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     E. Shares of funds subject to a contingent deferred sales charge ("CDSC") that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

     To request an exchange, an investor or the investor's Service Agent acting on the investor's behalf, must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions from any person representing himself or herself to be the investor, or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

     Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for shares of the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among shares of the same Class of the funds in the Dreyfus Family of Funds. To exchange shares held in a personal retirement plan account, the shares exchanged must have a current value of at least $100.

     Auto-Exchange Privilege. The Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of the same Class of another fund in the Premier Family of Funds or the Dreyfus Family of Funds. This Privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and the Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges services or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. There is a service charge of $.50 for each withdrawal check. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan. Class B or Class C shares withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC.

     Dividend Sweep. Dividend Sweep allows investors to invest on the payment date their dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Premier Family of Funds or the Dreyfus Family of Funds of which the investor is a shareholder. Shares of the same Class of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

     D. Dividends and distributions paid by a fund may be invested in the shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Corporate Pension/Profit-Sharing and Personal Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including an SEP-IRA, may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $2,500 with no minimum or subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is ordinarily $750, with no minimum on subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250.

     The investor should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                      DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

     Valuation of Portfolio Securities. Portfolio securities, including covered call options written by the Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Market quotations for foreign securities in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith or in accordance with procedures established by the Fund's Board. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of prices of certain of the portfolio securities. Expenses and fees, including the management fee, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                     DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."

     It is expected that the Fund will qualify as a "regulated investment company" under the Code, if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated above. In addition, the Code provides that if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

     Depending upon the composition of the Fund's income, the entire amount or a portion of the dividends paid by the Fund from net investment income may qualify for the dividends received deduction allowable to qualifying U.S. corporate shareholders ("dividends received deduction"). In general, dividend income of the Fund distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that the Fund's income consists of dividends paid by U.S. corporations. However, Section 246(c) of the Code provides that if a qualifying corporate shareholder has disposed of Fund shares not held for more than 46 days and has received a dividend from net investment income with respect to such shares, the portion designated by the Fund as qualifying for the dividends received deduction will not be eligible for such shareholder's dividends received deduction. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Fund shares.

     The Fund may qualify for and may make an election permitted under
Section 853 of the Code so that shareholders may be eligible to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid or incurred by the Fund to foreign countries (which taxes relate primarily to investment income). The Fund may make an election under Section 853, provided that more than 50% of the value of the Fund's total assets at the close of the taxable year consists of securities in foreign corporations, and the Fund satisfies the applicable distribution provisions of the Code. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain forward contracts and options) may be treated as ordinary income or loss under
Section 988 of the Code. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, any gain or loss realized by the Fund from certain forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to such Fund characterized in the manner described above.

     Offsetting positions held by the Fund involving certain foreign currency forward contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections 1256 and 988 of the Code. As such, all or a portion of any short or long-term capital gain from certain "straddle" transactions may be recharacterized to ordinary income.

     If the Fund were treated as entering into "straddles" by reason of its engaging in certain forward contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the "straddle" and conversion transaction rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" and conversion transaction rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.

     If the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Portfolio. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income under Section 1291 of the Code.


                           PORTFOLIO TRANSACTIONS

     The Manager supervises the placement of orders on behalf of the Fund for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Manager and in a manner deemed fair and reasonable to investors. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement the Manager's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by the Manager and the fee of the Manager is not reduced as a consequence of the receipt of such supplemental information. Such information may be useful to the Manager in serving both the Fund and other funds which it manages and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager in carrying out its obligation to the Fund. Brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds managed by the Manager being engaged simultaneously in the purchase or sale of the same security. Certain of the Fund's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Fund for transactions in securities of domestic issuers. Foreign exchange transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

     Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Manager based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. In connection with its portfolio securities transactions for the fiscal years ended December 31, 1992, 1993 and 1994 the Fund paid total brokerage commissions of $279,216, $293,548 and $529,184, respectively. These amounts do not include gross spreads and concessions in connection with principal transactions which, where determinable, totalled $287,308, $628,917 and $74,132 for the fiscal years ended December 31, 1992, 1993 and 1994, respectively. None of the aforementioned amounts was paid to the Distributor.


                           PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Performance Information."

     The average annual total returns for Class A for the 1, 5 and 8.263 year periods ended June 30, 1995 was -12.40%, 4.83% and 11.36%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased at maximum offering price per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or, in the case of Class B or Class C, the maximum applicable CDSC has been paid upon redemption at the end of the period.

     Total return is calculated by subtracting the amount of the Fund's net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value (maximum offering price in the case of Class A) per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B shares, which, if reflected, would reduce the performance quoted. The total return for Class A for the period March 27, 1987 (commencement of operations) through June 30, 1995, based on maximum offering price per share, was 143.35%. Based on net asset value per share, the total return for Class A was 154.87% for this period.

     Class B, Class C and Class R shares had not been offered as of the date of the financials and, therefore, no performance data is provided for Class B, Class C and Class R.


                         INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     The Fund sends annual and semi-annual financial statements to all its shareholders.

     Effective January 1, 1996 the Fund began operating as a Massachusetts business trust.


              TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN,
                      COUNSEL AND INDEPENDENT AUDITORS

     The Bank of New York, 90 Washington Street, New York, New York 10286, acts as custodian of the Fund's investments. Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts during the month, and is reimbursed for certain out-of-pocket expenses. Neither the Transfer Agent nor The Bank of New York nor Dreyfus Transfer, Inc. has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

     Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Fund.


                                  APPENDIX


     Description of Standard & Poor's Ratings Group ("S&P") and Moody's Investors Services, Inc. ("Moody's") ratings:

S&P

Bond Ratings
                                     AAA

     Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                     AA

     Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                      A

     Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                     BBB

     Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                                     BB

     Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

                                      B

     Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                                     CCC

     Bonds rated CCC have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

     S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Ratings

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                                     A-1

     This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

                                     A-2

     Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                                     A-3

     Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Moody's

Bond Ratings

                                     Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                     Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                      A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                     Baa

     Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                     Ba

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                      B

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                     Caa

     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Rating

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations.
This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.






DREYFUS STRATEGIC GROWTH, L.P.
STATEMENT OF INVESTMENTS                                                                          DECEMBER 31, 1994
COMMON STOCKS--21.7%                                                                         SHARES                       VALUE
                                                                                         -------------               -------------
          CONSUMER DURABLES--2.6%    Cavalier Homes                                             21,700                   $ 235,987
                                     Chrysler...............................                    10,000                     490,000
                                     General Motors.........................                    20,000                     845,000
                                     Leggett & Platt........................                    25,000                     875,000
                                     Shaw Industries........................                    10,000                     148,750
                                                                                                                     -------------
                                                                                                                         2,594,737
                                                                                                                     -------------
               CONSUMER
               NON-DURABLES--1.3%    Chic by H.I.S..........................      (a)           25,000                     237,500
                                     Reebok International...................                    26,000                   1,027,000
                                                                                                                     -------------
                                                                                                                         1,264,500
                                                                                                                     -------------
          CONSUMER SERVICES--1.7%    Cedar Fair, L.P                                            50,000                   1,475,000
                                     Renaissance Communications.............                     7,500                     208,125
                                                                                                                     -------------
                                                                                                                         1,683,125
                                                                                                                     -------------
                      ENERGY--.6%    Camco International                                        33,000                     622,875
                                                                                                                     -------------
                    FINANCE--4.2%    Allied Group                                               15,000                     371,250
                                     First Colony...........................                    80,000                   1,790,000
                                     FirstFed Michigan......................                    20,000                     410,000
                                     Frontier Insurance Group...............                    30,000                     656,250
                                     Salomon................................                    10,000                     375,000
                                     20th Century Industries................                    50,000                     525,000
                                                                                                                     -------------
                                                                                                                         4,127,500
                                                                                                                     -------------
                HEALTH CARE--2.3%    Bard (C.R.)                                                10,000                     270,000
                                     McKesson...............................                    10,000                     326,250
                                     National Health Laboratories Holdings...                   10,000                     132,500
                                     Physician Corp. of America...........        (a)           60,000                   1,230,000
                                     Unilab...............................        (a)           80,000                     320,000
                                                                                                                     -------------
                                                                                                                         2,278,750
                                                                                                                     -------------
         PROCESS INDUSTRIES--1.6%    Longview Fibre                                             45,000                     708,750
                                     Temple-Inland..........................                    20,000                     902,500
                                                                                                                     -------------
                                                                                                                         1,611,250
                                                                                                                     -------------
               PRODUCER
              MANUFACTURING--1.6%    Mark IV Industries.....................                    50,000                     987,500
                                     Pentair................................                    14,000                     591,500
                                                                                                                     -------------
                                                                                                                         1,579,000
                                                                                                                     -------------
               RETAIL TRADE--1.5%    Fay's                                                      15,000                      97,500
                                     Federated Department Stores..........        (a)           25,000                     481,250
                                     Government Technology Services.......        (a)           55,000                     591,250
                                     House of Fabrics.....................        (a)          100,000                     112,500
                                     Perry Drug Stores....................        (a)           13,000                     143,000
                                                                                                                     -------------
                                                                                                                         1,425,500
                                                                                                                     -------------

DREYFUS STRATEGIC GROWTH, L.P.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  DECEMBER 31, 1994
COMMON STOCKS (CONTINUED)                                                                    SHARES                       VALUE
                                                                                         -------------               -------------
                 TECHNOLOGY--1.3%    JetForm              (a)                                   10,000              $       72,500
                                     Microsoft............................        (a)           20,000                   1,222,500
                                                                                                                     -------------
                                                                                                                         1,295,000
                                                                                                                     -------------
             TRANSPORTATION--3.0%    American President Cos                                     40,000                   1,010,000
                                     CSX....................................                    15,000                   1,044,375
                                     Overseas Shipholding Group.............                    40,000                     920,000
                                                                                                                     -------------
                                                                                                                         2,974,375
                                                                                                                     -------------
                                     TOTAL COMMON STOCKS
                                       (cost $22,100,951)...................                                           $21,456,612
                                                                                                                     =============
                                                                                             PRINCIPAL
SHORT-TERM INVESTMENTS--74.4%                                                                AMOUNT
                                                                                         -------------
            U.S. TREASURY BILLS:     4.75%, 1/5/95                      (b)                $15,774,000                 $15,765,668
                                     4.98%, 1/12/95.........................                 7,667,000                   7,655,334
                                     5.01%, 1/19/95.......................        (b)       11,063,000                  11,035,273
                                     5.15%, 2/2/95..........................                 2,342,000                   2,331,279
                                     5.18%, 3/2/95..........................                   169,000                     167,541
                                     5.37%, 3/16/95.......................        (c)       36,028,000                  35,630,311
                                     5.35%, 3/23/95.........................                 1,040,000                   1,027,481
                                                                                                                     -------------
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $73,612,887)...................                                           $73,612,887
                                                                                                                     =============
TOTAL INVESTMENTS (cost $95,713,838)........................................                     96.1%                 $95,069,499
                                                                                                ======               =============
CASH AND RECEIVABLES (NET)      .........................................                         3.9%                $  3,824,210
                                                                                                ======               =============
NET ASSETS..................................................................                    100.0%                 $98,893,709
                                                                                                ======               =============
NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Non-income producing.
    (b)  Partially held by broker as collateral for open short positions.
    (c)  Partially held by the custodian in a segregated account as collateral for open financial futures positions.


STATEMENT OF FINANCIAL FUTURES                                                              DECEMBER 31,1994
                                                                         MARKET VALUE                      UNREALIZED
                                                          NUMBER OF        COVERED                        APPRECIATION
FINANCIAL FUTURES SOLD SHORT                              CONTRACTS      BY CONTRACTS      EXPIRATION     AT 12/31/94
--------------------------------                        ------------  --------------     -------------   -------------
Standard & Poor's 500........................                108         ($24,912,900)      March '95        $86,591
                                                                                                           ==========



See notes to financial statements.


DREYFUS STRATEGIC GROWTH, L.P.
STATEMENT OF SECURITIES SOLD SHORT                                                            DECEMBER 31, 1994
COMMON STOCKS                                                                                   SHARES       VALUE
-----------------                                                                             -------    -------------
Advanced Micro Devices......................................................                    25,000   $     621,875
American Express............................................................                     5,000         147,500
Applied Materials...........................................................                    20,000         845,000
Caremark International......................................................                    40,000         685,000
Caterpillar.................................................................                     5,000         275,625
Cerner......................................................................                     2,000          88,250
Circus Circus Enterprises...................................................                    10,000         232,500
Cobra Golf..................................................................                    30,000       1,072,500
Columbia/HCA Healthcare.....................................................                    20,000         730,000
Compaq Computer.............................................................                     5,000         197,500
Computer Associates International...........................................                     5,000         242,500
Conrail.....................................................................                     5,000         252,500
Cracker Barrel Old Country Store............................................                    40,000         740,000
Dresser Industries..........................................................                    10,000         188,750
EMC.........................................................................                    10,000         216,250
FHP International...........................................................                     5,000         128,750
FMC.........................................................................                     5,000         288,750
Hasbro......................................................................                     5,000         146,250
HEALTHSOUTH Rehabilitation..................................................                     5,000         185,000
Illinois Tool Works.........................................................                     5,000         218,750
Mentor Graphics.............................................................                    10,000         152,500
Microsoft...................................................................                     2,500         152,812
Molten Metal Technology.....................................................                    12,500         203,125
Motorola....................................................................                     5,000         289,375
National Gaming.............................................................                     2,000          24,000
Oracle Systems..............................................................                     2,000          88,250
Oxford Health Plans.........................................................                    20,000       1,585,000
PacifiCare Health Systems, Cl. B............................................                    10,000         660,000
Quantum Health Resources....................................................                    15,000         431,250
Schwab (Charles)............................................................                    10,000         348,750
Scientific-Atlanta..........................................................                     5,000         105,000
Sequent Computer Systems....................................................                     5,000          98,750
Southland...................................................................                    50,000         225,000
Sports & Recreation.........................................................                    22,500         579,375
Symbol Technologies.........................................................                     5,000         154,375
U.S. HealthCare.............................................................                     5,000         206,250
United Healthcare...........................................................                     5,000         225,625
Varity......................................................................                    10,000         362,500
                                                                                                          -------------
TOTAL SECURITES SOLD SHORT
    (proceeds $12,747,227)..................................................                               $13,395,187
                                                                                                          ============



See notes to financial statements.


DREYFUS STRATEGIC GROWTH, L.P.
STATEMENT OF ASSETS AND LIABILITIES                                                            DECEMBER 31, 1994
ASSETS:
    Investments in securities, at value
      (cost $95,713,838)_see statement......................................                             $  95,069,499
    Cash....................................................................                                    74,492
    Receivable from brokers for proceeds on securities sold short...........                                12,747,227
    Receivable for investment securities sold...............................                                 6,183,666
    Dividends and interest receivable.......................................                                    93,328
    Receivable for futures variation margin_Note 4(a).......................                                    86,591
    Receivable for shares of Partnership Interest sold......................                                    19,399
    Prepaid expenses........................................................                                    25,124
                                                                                                        --------------
                                                                                                           114,299,326
LIABILITIES:
    Due to The Dreyfus Corporation..........................................            $       63,818
    Due to Distributor......................................................                    21,273
    Securities sold short, at value
      (proceeds $12,747,227)_see statement..................................                13,395,187
    Payable for investment securities purchased.............................                 1,518,890
    Payable for shares of Partnership Interest redeemed.....................                   254,298
    Loan commitment fees and interest payable...............................                     6,086
    Accrued expenses........................................................                   146,065      15,405,617
                                                                                         -------------  --------------
NET ASSETS  ................................................................                             $  98,893,709
                                                                                                        ==============
REPRESENTED BY:
    Paid-in capital.........................................................                             $  62,180,631
    Accumulated undistributed investment income_net.........................                                14,195,798
    Accumulated undistributed net realized gain on investments and
      foreign currency transactions.........................................                                23,722,988
    Accumulated net unrealized depreciation on investments and securities sold short (including $86,591 net unrealized appreciation on financial
      futures)_Note 4(b)....................................................                                (1,205,708)
                                                                                                        --------------
NET ASSETS at value applicable to 2,512,129 outstanding shares of
    Partnership Interest, equivalent to $39.37 per share
    (unlimited number of Limited Partners)..................................                             $  98,893,709
                                                                                                        ==============
See notes to financial statements.



DREYFUS STRATEGIC GROWTH, L.P.
STATEMENT OF OPERATIONS                                                              YEAR ENDED DECEMBER 31, 1994
INVESTMENT INCOME:
    INCOME:
      Interest..............................................................               $ 2,470,764
      Cash dividends (net of $7,806 foreign taxes withheld at source).......                   342,296
                                                                                          ------------
          TOTAL INCOME......................................................                               $ 2,813,060
    EXPENSES:
      Management fee_Note 3(a)..............................................                   556,411
      Investor servicing costs_Note 3(b)....................................                   290,005
      Professional fees.....................................................                    81,352
      Dividends on securities sold short....................................                    79,317
      Prospectus and investors' reports_Note 3(b)...........................                    66,182
      Loan commitment fees and interest expense_Note 2......................                    37,318
      Custodian fees........................................................                    35,708
      Managing General Partners' fees and expenses_Note 3(c)................                    26,428
      Registration fees.....................................................                    25,614
      Miscellaneous.........................................................                     1,914
                                                                                          ------------
          TOTAL EXPENSES....................................................                                 1,200,249
                                                                                                          ------------
          INVESTMENT INCOME--NET............................................                                 1,612,811
                                                                                                          ------------
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investments_Note 4(a):
      Long transactions (including options transactions and
          foreign currency transactions)....................................               $(2,020,684)
      Short sale transactions...............................................                 1,126,186
    Net realized (loss) on forward currency exchange contracts_Note 4(a):
      Long transactions.....................................................                  (546,537)
      Short transactions....................................................                  (145,207)
    Net realized gain on financial futures_Note 4(a):
      Long transactions.....................................................                   673,555
      Short transactions....................................................                 2,525,630
                                                                                          ------------
      NET REALIZED GAIN.....................................................                                 1,612,943
    Net unrealized (depreciation) on investments (including options transactions), foreign currency transactions, forward currency exchange contracts and securities sold
      short (including $122,841 net unrealized appreciation on financial futures)                           (3,309,863)
                                                                                                          ------------
          NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS.................                                (1,696,920)
                                                                                                          ------------
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......................                              $    (84,109)
                                                                                                          ============

See notes to financial statements.



DREYFUS STRATEGIC GROWTH, L.P.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                            YEAR ENDED DECEMBER 31,
                                                                                         -------------------------------
                                                                                              1993            1994
                                                                                        -------------   -------------
OPERATIONS:
    Investment income_net...................................................             $     338,723    $  1,612,811
    Net realized gain on investments........................................                 5,737,378       1,612,943
    Net unrealized appreciation (depreciation) on investments for the year..                 3,373,357      (3,309,863)
                                                                                         -------------   -------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......                 9,449,458         (84,109)
                                                                                         -------------   -------------
PARTNERSHIP INTEREST TRANSACTIONS:
    Net proceeds from shares sold...........................................                 3,226,194      72,386,547
    Cost of shares redeemed.................................................               (12,043,177)    (18,806,148)
                                                                                         -------------   -------------
      INCREASE (DECREASE) IN NET ASSETS FROM PARTNERSHIP INTEREST TRANSACTIONS              (8,816,983)     53,580,399
                                                                                         -------------   -------------
          TOTAL INCREASE IN NET ASSETS......................................                   632,475      53,496,290
NET ASSETS:
    Beginning of year.......................................................                44,764,944      45,397,419
                                                                                         -------------   -------------
    End of year (including undistributed investment income_net:
      $12,582,987 in 1993 and $14,195,798 in 1994)..........................               $45,397,419     $98,893,709
                                                                                          ============   =============
                                                                                             SHARES          SHARES
                                                                                         -------------   -------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................                    93,622       1,799,462
    Shares redeemed.........................................................                  (367,091)       (475,280)
                                                                                         -------------   -------------
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........................                  (273,469)      1,324,182
                                                                                          ============   =============



FINANCIAL HIGHLIGHTS

Reference is made to page 4 of the Fund's Prospectus dated January 2, 1996.

See notes to financial statements.

DREYFUS STRATEGIC GROWTH, L.P.
NOTES TO FINANCIAL STATEMENTS
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. Osprey Funds Management, a Maryland Limited Partnership ("Osprey") serves as the Fund's sub-investment adviser. Effective January 1, 1995, Osprey, will no longer serve as the Fund's sub-investment adviser. As of such date, the Manager will assume the day-to-day management of the Fund's investments. Dreyfus Service Corporation, until August 24, 1994, acted as the distributor of the Fund's shares. As of December 31, 1994, Dreyfus Partnership Management, Inc. held 30,207 shares. Dreyfus Service Corporation and Dreyfus Partnership
Management, Inc. are wholly-owned subsidiaries of the Manager. Effective August 24, 1994, the Manager became a direct subsidiary of Mellon Bank, N.A.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the
"Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of Institutional Administration Services, Inc., a provider of mutual fund administration services, the parent company of which is Boston Institutional Group, Inc.
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Managing General
Partners. Short-term investments are carried at amortized cost, which approximates value. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities at fiscal year end, resulting from changes in exchange rates.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DISTRIBUTIONS TO INVESTORS: Distributions from investment income-net and distributions from net realized capital gains may be allocated and paid annually after the end of the year in which earned.
    (E) INCOME TAXES: As a partnership, the Fund itself will not be subject to Federal, State and City income taxes. Instead, each investor will be allocated, and subject to tax on, his distributive share of the Fund's income. Therefore, no income tax provision is required.
DREYFUS STRATEGIC GROWTH, L.P.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2--BANK LINE OF CREDIT:
    Effective December 1, 1994, in accordance with an agreement with a bank, the Fund may borrow up to $25 million under a short-term unsecured line of credit. In connection therewith, the Fund has agreed to pay commitment fees at an annual rate of .125 of 1% on the total line of credit. Prior to December 1, 1994, in accordance with an agreement with a bank, the Fund could borrow up to $10 million under a short-term unsecured line of credit.
Interest on borrowings is charged at rates which are related to Federal Funds rates in effect from time to time.
    At December 31, 1994, there were no outstanding borrowings under the line of credit.
    The average daily amount of short-term debt outstanding during the year ended December 31, 1994 was approximately $556,000, with a related weighted average annualized interest rate of 6.22%. The maximum amount borrowed at any time during the year ended December 31, 1994 was $10 million.
NOTE 3--INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a Management Agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Manager and Osprey have agreed that if in any full year the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates loan commitment fees and dividends and interest accrued on securities sold short), and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Manager and Osprey will bear the excess expense in proportion to their management fee and sub-investment advisory fee to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full year that such expenses (exclusive of distribution expenses and certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. There was no expense reimbursement for the year ended December 31, 1994.
    Pursuant to a Sub-Investment Advisory Agreement between the Manager and Osprey, the sub-investment advisory fee is payable monthly by the Manager and computed on the average daily value of the Fund's net assets at the following annual rates:

    AVERAGE NET ASSETS                                 OSPREY
    -----------------------                        --------------
    0 up to $25 million.....................         .15 of 1%
    $25 up to $75 million...................         .25 of 1%
    $75 up to $200 million..................         .30 of 1%
    $200 up to $300 million.................         .35 of 1%
    in excess of $300 million...............         .375 of 1%
    The Distributor retained $1,111,127 during the year ended December 31, 1994 from commissions earned on sales of Fund shares.

DREYFUS STRATEGIC GROWTH, L.P.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (B) On August 3, 1994, Fund investors approved a revised Service Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Pursuant to the Plan, effective August 24, 1994, the Fund (a) reimburses the Distributor for payments to third parties for distributing the Fund's shares and servicing investor accounts and (b) pays the Manager, Dreyfus Service Corporation or any affiliate (collectively "Dreyfus") for advertising and marketing relating to the Fund and servicing investor accounts, at an annual rate of .25 of 1% of the value of the Fund's average daily net assets. Each of the Distributor and Dreyfus may pay Service Agents (a securities dealer, financial institution or other industry professional) a fee in respect of the Fund's shares owned by investors with whom the Service Agent has a servicing relationship or for whom the Servicing Agent is the dealer or holder of record. Each of the Distributor and Dreyfus determine the amounts to be paid to Service Agents to which it will make payments and the basis on which such payments are made. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Fund's average net assets for any full year.
    Prior to August 24, 1994, the Fund's Service Plan ("prior Service Plan") provided that the Fund pay the Dreyfus Service Corporation at an annual rate of .25 of 1% of the value of the Fund's average daily net assets, for costs and expenses in connection with advertising, marketing and distributing the Fund's shares and for servicing investor accounts. Dreyfus Service Corporation made payments to one or more Service Agents based on the value of the Fund's shares owned by clients of the Service Agent. The Prior Service Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Fund's average daily net assets for any full year.
    During the year ended December 31, 1994, $97,988 was charged to the Fund pursuant to the Plan and $106,446 was charged pursuant to the prior Service Plan.
    (C) Prior to August 24, 1994, certain officers and Managing General Partners of the Fund were "affiliated persons," as defined in the Act, of the Investment Adviser and/or Dreyfus Service Corporation. Each Managing General Partner who is not an "affiliated person" receives an annual fee of $2,500 and an attendance fee of $250 per meeting.
NOTE 4--SECURITIES TRANSACTIONS:
    (A) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, forward currency exchange contracts and options transactions, during the year ended December 31, 1994:

                                                    PURCHASES              SALES
                                                -----------------    -----------------
    Long transactions....................          $  73,306,252         $  70,783,831
    Short sale transactions..............             68,803,950            81,124,174
                                                -----------------     -----------------
      TOTAL..............................           $142,110,202          $151,908,005
                                                ================        ===============

    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed
DREYFUS STRATEGIC GROWTH, L.P.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover its short position. Securities sold short at December 31, 1994 and their related market values and proceeds are set forth in the Statement of Securities Sold Short.
    When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. At December 31, 1994, there were no forward currency exchange contracts outstanding.
    In addition, the following table summarizes the Fund's call/put options written transactions for the year ended December 31, 1994:

                                                                                                 OPTIONS TERMINATED
                                                                                            ----------------------------
                                                                                                               NET
                                                            NUMBER OF        PREMIUMS                         REALIZED
                                                            CONTRACTS        RECEIVED           COST            GAIN
                                                           ------------    --------------    ------------    ----------

    OPTIONS WRITTEN:
    Contracts outstanding December 31, 1993.....                     11      $  322,414
    Contracts written...........................                 39,086         680,392
                                                           ------------    --------------
                                                                 39,097       1,002,806
                                                           ------------    --------------
    Contracts Terminated:
      Closed....................................                14,435          677,761       $414,849         $262,912
      Expired...................................                24,662          325,045        ----             325,045
                                                           ------------    --------------    ------------    -----------
          Total contracts terminated............                39,097        1,002,806       $414,849         $587,957
                                                           ------------     --------------    ==========     ============
    Contracts outstanding December 31, 1994.....                ---         $   ----
                                                           ============     ============

    As a writer of call options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the Fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the Fund would realize a loss, if the price of the financial instrument increases between those dates. At December 31, 1994, there were no call options written outstanding.
    As a writer of put options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the Fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the Fund would realize a loss, if the price of the financial instrument declines between those dates. At December 31, 1994, there were no put options written outstanding.

DREYFUS STRATEGIC GROWTH, L.P.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Fund is engaged in trading restricted options, which are not exchange traded. The Fund's exposure to credit risk associated with counter party nonperformance on these investments is typically limited to the unrealized gains inherent in such investments that are recognized in the statement of assets and liabilities. At December 31, 1994, there were no restricted options outstanding.
    The Fund is engaged in trading financial futures contracts. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.
    (B) At December 31, 1994, accumulated net unrealized depreciation on investments was $1,205,708, consisting of $1,427,892 gross unrealized appreciation and $2,633,600 gross unrealized depreciation.
    At December 31, 1994, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS STRATEGIC GROWTH, L.P.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
INVESTORS AND MANAGING GENERAL PARTNERS
DREYFUS STRATEGIC GROWTH, L.P.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Growth, L.P., including the statements of investments, financial futures and securities sold short, as of December 31, 1994, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Growth, L.P. at December 31, 1994, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


                              (Logo Signature)
                              (Ernst & Young LLP)
New York, New York
February 2, 1995






DREYFUS STRATEGIC GROWTH, L.P.
STATEMENT OF INVESTMENTS                                                                         JUNE 30, 1995 (UNAUDITED)
COMMON STOCKS-52.7%                                                                                 SHARES          VALUE
                                                                                                    -------         -----
ENERGY-5.0%                          Baker Hughes...........................                         50,000      $  1,025,000
                                     Camco International....................                         33,000           771,375
                                     Rowan Cos..............................      (a)               225,000         1,828,125
                                                                                                                   -----------

                                                                                                                    3,624,500
                                                                                                                   -----------

FINANCE-17.3%                        Allied Group...........................                         15,000           427,500
                                     CMAC Investment........................                         30,000         1,301,250
                                     CNA Financial..........................      (a)                10,600           915,575
                                     Commerzbank AG.........................                          8,500         2,027,862
                                     Deutsche Bank AG.......................                         40,000         1,941,663
                                     Dresdner Bank AG.......................                         70,000         2,011,319
                                     First Colony...........................                         80,000         1,920,000
                                     MGIC Investment........................                         25,000         1,171,875
                                     20th Century Industries................      (a)                60,000           750,000
                                                                                                                   -----------
                                                                                                                   12,467,044
                                                                                                                   -----------
HEALTH CARE-1.3%                     Bard (C.R.)............................                         30,000           900,000
                                                                                                                   ----------
PRODUCER
  MANUFACTURING-4.7%                 Baan, N.V..............................                          7,000           216,125
                                     Pentair................................                         14,000           609,000
                                     Trafalgar House PLC....................                      3,600,000         2,580,660
                                                                                                                   ----------
                                                                                                                    3,405,785
                                                                                                                   ----------
RETAIL TRADE-3.3%                   Circle K................................                         87,000         1,468,125
                                     Fay's..................................                         15,000           114,375
                                     Federated Department Stores............      (a)                25,000           643,750
                                     House of Fabrics.......................      (a)               100,000           112,500
                                                                                                                  -----------
                                                                                                                    2,338,750
                                                                                                                  -----------
TECHNOLOGY-7.1%.                     JetForm................................      (a)                50,000           812,500
                                     Palmer Wireless........................                        100,000         1,637,500
                                     Transaction Systems Architects, Cl. A..                         20,000           515,000
                                     Unisys.................................      (a)               200,000         2,175,000
                                                                                                                  -----------
                                                                                                                    5,140,000
                                                                                                                  -----------
TRANSPORTATION-11.9%                Alaska Air Group........................      (a)               175,000         3,215,625
                                     Veba AG................................                         13,500         5,324,772
                                                                                                                  -----------
                                                                                                                    8,540,397
                                                                                                                  -----------

UTILITIES-2.1%                        Comsat, Ser. I.........................                        75,000         1,471,875
                                                                                                                  -----------
                                      TOTAL COMMON STOCKS
                                         (cost $ 34,337,495)..................                                    $37,888,351
                                                                                                                  ===========


DREYFUS STRATEGIC GROWTH, L.P.
STATEMENT OF INVESTMENTS (CONTINUED)                                                             JUNE 30, 1995 (UNAUDITED)
                                                                                                   PRINCIPAL
SHORT-TERM INVESTMENTS-49.4%                                                                         AMOUNT          VALUE
                                                                                                     _______         ______

U.S. TREASURY BILLS:                 5.56%, 7/6/95..........................                    $ 3,519,000      $  3,516,431
                                     5.58%, 7/20/95.........................                        257,000           256,301
                                     5.58%, 7/27/95.........................                        833,000           829,877
                                     5.55%, 8/3/95..........................      (b)            13,524,000        13,459,085
                                     5.36%, 8/17/95.........................                      6,547,000         6,500,647
                                     5.33%, 8/24/95.........................                      1,535,000         1,522,582
                                     5.53%, 8/31/95.........................    (b,c)             9,568,000         9,480,261
                                                                                                                   -----------
                                    TOTAL SHORT-TERM INVESTMENTS
                                       (cost $35,559,582)                                                         $35,565,184
                                                                                                                  ===========
 TOTAL INVESTMENTS (cost $69,897,077)..................................                              102.1%       $73,453,535
                                                                                                                  ===========
LIABILITIES, LESS CASH AND RECEIVABLES.................................                               (2.1%)     $ (1,531,029)
                                                                                                                  ===========
NET ASSETS..................................................................                         100.0%       $71,922,506
                                                                                                                  ===========

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Non-income producing.
    (b)  Partially held by broker as collateral for open short positions.
    (c) Partially held by the custodian in a segregated account as collateral for open financial futures positions.




STATEMENT OF FINANCIAL FUTURES                                                                  JUNE 30, 1995 (UNAUDITED)
                                                                              MARKET VALUE                     UNREALIZED
                                                              NUMBER OF        COVERED                       (DEPRECIATION)
FINANCIAL FUTURES SOLD SHORT                                  CONTRACTS      BY CONTRACTS    EXPIRATION        AT 6/30/95
                                                               --------       -----------     ---------        ----------
Standard & Poor's 500........................                   150        $(41,036,250)    September `95      $(407,425)
                                                                                                               ===========


See notes to financial statements.


DREYFUS STRATEGIC GROWTH, L.P.
STATEMENT OF SECURITIES SOLD SHORT                                                              JUNE 30, 1995 (UNAUDITED)
COMMON STOCKS                                                                                        SHARES           VALUE
                                                                                                     -------          ------
Circuit City Stores.........................................................                        10,000       $  316,250
Hasbro......................................................................                         5,000          158,750
Illinois Tool Works.........................................................                         5,000          275,000
Lam Research................................................................                        10,000          640,000
Manpower....................................................................                        20,000          510,000
Mattel......................................................................                        12,500          325,000
Mentor Graphics.............................................................                        10,000          172,500
Micro Warehouse.............................................................                        10,000          460,000
Molten Metal Technology.....................................................                        12,500          290,625
Novellus Systems............................................................                        10,000          677,500
Oracle......................................................................                         3,000          115,875
PacifiCare Health Systems, Cl. B............................................                        10,000          510,000
Scientific-Atlanta..........................................................                         5,000          110,000
Sensormatic Electronics.....................................................                        20,000          710,000
Sun Microsystems............................................................                        10,000          485,000
Symbol Technologies.........................................................                         5,000          191,875
                                                                                                                  ---------
TOTAL SECURITES SOLD SHORT
    (proceeds $4,760,112)...................................................                                     $5,948,375
                                                                                                                 ============


See notes to financial statements.


DREYFUS STRATEGIC GROWTH, L.P.
STATEMENT OF ASSETS AND LIABILITIES                                                                JUNE 30, 1995 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $69,897,077)-see statement......................................                                        $73,453,535
    Cash....................................................................                                             83,874
    Receivable for investment securities sold...............................                                         12,800,216
    Receivable from brokers for proceeds on securities sold short...........                                          4,760,112
    Receivable for futures variation margin-Note 4(a).......................                                             97,500
    Dividends and interest receivable.......................................                                              3,922
    Receivable for shares of Partnership Interest sold......................                                              2,522
    Prepaid expenses........................................................                                             31,711
                                                                                                                        -------
                                                                                                                     91,233,392
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                      $      62,287
    Due to Distributor......................................................                              3,565
    Bank loans payable-Note 2...............................................                          6,500,000
    Payable for shares of Partnership Interest redeemed.....................                          6,285,798
    Securities sold short, at value
      (proceeds $4,760,112)-see statement...................................                          5,948,375
    Payable for investment securities purchased.............................                            202,263
    Net unrealized (depreciation) on forward currency
      exchange contracts-Note 4(a)..........................................                            165,065
    Loan commitment fees and interest payable...............................                             41,615
    Accrued expenses........................................................                            101,918      19,310,886
                                                                                                        --------     ----------
NET ASSETS..................................................................                                        $71,922,506
                                                                                                                    ===========
REPRESENTED BY:
    Paid-in capital.........................................................                                        $37,725,830
    Accumulated undistributed investment income-net.........................                                         15,596,948
    Accumulated undistributed net realized gain on investments and
      foreign currency transactions.........................................                                         16,804,023
    Accumulated net unrealized appreciation on investments and securities sold short [including $(407,425) net unrealized (depreciation) on financial
futures]-Note 4(b)..........................................................                                          1,795,705
                                                                                                                      ---------

NET ASSETS at value applicable to 1,881,384 outstanding shares of
    Partnership Interest, equivalent to $38.23 per share
(unlimited number of Limited Partners)......................................                                        $71,922,506
                                                                                                                    ===========
See notes to financial statements.



DREYFUS STRATEGIC GROWTH, L.P.
STATEMENT OF OPERATIONS                                                               SIX MONTHS ENDED JUNE 30, 1995 (UNAUDITED)
INVESTMENT INCOME:
    INCOME:
      Interest..............................................................                    $ 1,974,178
      Cash dividends........................................................                        165,301
                                                                                                -----------

          TOTAL INCOME......................................................                                     $ 2,139,479
    EXPENSES:
      Management fee-Note 3(a)..............................................                        330,755
      Investor servicing costs-Note 3(b)....................................                        202,368
      Interest expense-Note 2...............................................                         58,244
      Professional fees.....................................................                         46,680
      Registration fees.....................................................                         26,527
      Managing General Partners' fees and expenses-Note 3(c)................                         20,046
      Loan commitment fees-Note 2...........................................                         15,712
      Custodian fees........................................................                         14,714
      Dividends on securities sold short....................................                         13,600
      Prospectus and investors' reports-Note 3(b)...........................                          7,615
      Miscellaneous.........................................................                          2,068
                                                                                                -----------

          TOTAL EXPENSES....................................................                                         738,329
                                                                                                                    ----------

          INVESTMENT INCOME-NET.............................................                                       1,401,150
                                                                                                                    ----------

REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS:
    Net realized (loss) on investments-Note 4(a):
      Long transactions (including options transactions
          and foreign currency transactions)................................                   $   (216,103)
      Short sale transactions...............................................                       (149,257)
    Net realized (loss) on forward currency exchange contracts-Note 4(a);
      Short transactions....................................................                       (202,263)
    Net realized gain (loss) on financial futures-Note 4(a):
      Long transactions.....................................................                         73,099
      Short transactions....................................................                     (6,424,441)
                                                                                                -----------

      NET REALIZED (LOSS)...................................................                                      (6,918,965)
    Net unrealized appreciation on investments (including options transactions), foreign currency transactions, forward currency exchange contracts and securities sold short [including
($494,017) net unrealized (depreciation) on financial futures]..............                                       3,001,413
                                                                                                                   ----------

          NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS.................                                      (3,917,552)
                                                                                                                   ----------

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......................                                     $(2,516,402)
                                                                                                                  ===========

See notes to financial statements.



DREYFUS STRATEGIC GROWTH, L.P.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                              YEAR ENDED        SIX MONTHS ENDED
                                                                                               DECEMBER 31,      JUNE 30, 1995
                                                                                               1994                (UNAUDITED)
                                                                                                ---------           ----------
OPERATIONS:
    Investment income-net.............................................                   $    1,612,811        $    1,401,150
    Net realized gain (loss) on investments...........................                        1,612,943            (6,918,965)
    Net unrealized appreciation (depreciation) on investments for the period                 (3,309,863)            3,001,413
                                                                                                -------             ----------
      NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.........                           (84,109)           (2,516,402)
                                                                                                -------             ----------

PARTNERSHIP INTEREST TRANSACTIONS:
    Net proceeds from shares sold.....................................                       72,386,547             3,149,457
    Cost of shares redeemed...........................................                      (18,806,148)          (27,604,258)
                                                                                                -------             ----------

      INCREASE (DECREASE) IN NET ASSETS FROM
          PARTNERSHIP INTEREST TRANSACTIONS...........................                       53,580,399           (24,454,801)
                                                                                                -------             ----------
          TOTAL INCREASE (DECREASE) IN NET ASSETS.....................                       53,496,290           (26,971,203)
NET ASSETS:
    Beginning of period...............................................                       45,397,419            98,893,709
                                                                                                -------             ----------

    End of period (including undistributed investment income_net:
      $14,195,798 in 1994 and $15,596,948 in 1995)....................                    $  98,893,709         $  71,922,506
                                                                                           ============         =============

                                                                                                   SHARES           SHARES
                                                                                                  --------         ---------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.......................................................                        1,799,462                80,791
    Shares redeemed...................................................                         (475,280)             (711,536)
                                                                                                --------            ----------
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING...................                        1,324,182              (630,745)
                                                                                             ============         =============
See notes to financial statements.


DREYFUS STRATEGIC GROWTH, L.P.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Partnership Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                                 SIX MONTHS ENDED
                                                                      YEAR ENDED DECEMBER 31,                     JUNE 30, 1995
                                                                     --------------------------
PER SHARE DATA:                                    1990          1991         1992         1993          1994        (UNAUDITED)
                                                   ----          ----         ----         ----          ----          ------
    Net asset value, beginning of period..        $29.37      $27.27       $36.19       $30.63       $38.22          $39.37
                                                   ----        ----         ----         ----          ----          ------
    INVESTMENT OPERATIONS:
    Investment income-net.................          2.37        2.07         1.38         2.21          .87(1)         2.64
    Net realized and unrealized gain
      (loss) on investments...............         (4.47)       6.85        (6.94)        5.38          .28           (3.78)
                                                   ----          ----         ----         ----        ----          ------
      TOTAL FROM INVESTMENT OPERATIONS....         (2.10)       8.92        (5.56)        7.59         1.15           (1.14)
                                                   ----          ----         ----         ----        ----          ------
    Net asset value, end of period........        $27.27      $36.19       $30.63       $38.22       $39.37          $38.23
                                                  =====        =====        =====        ======       ======          ======
TOTAL INVESTMENT RETURN(2)................         (7.15%)     32.71%      (15.36%)      24.78%        3.01%          (2.90%)(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to
      average net assets..................          1.50%(4)    1.50%(4)     1.50%(4)     1.59%(4)     1.46%            .73%(3)
    Ratio of interest expense, loan commitment
      fees and dividends on securities sold
short to average net assets...............           .96%        .08%         .22%         .03%         .16%            .10%(3)
    Ratio of net investment income to
      average net assets..................          1.79%       1.48%         .83%         .79%        2.17%           1.58%(3)
    Decrease reflected in above expense ratios
      due to undertaking by the Manager...           --          --           --           .06%          --             --
    Portfolio Turnover Rate...............        188.16%      95.49%      209.38%      301.07%      269.41%         154.14%(3)
    Net Assets, end of period (000's Omitted)    $60,383      $61,063      $44,765       $45,397      $98,894         $71,923
(1)    Based on an average of shares outstanding at each month end.
(2)    Exclusive of sales load.
(3)    Not annualized.
(4)    Net of expenses reimbursed.


See notes to financial statements.

DREYFUS STRATEGIC GROWTH, L.P.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. As of June 30, 1995, Dreyfus Partnership Management Inc. held 27,634 shares. Dreyfus Service Corporation and Dreyfus Partnership Management, Inc. are wholly-owned subsidiaries of the Manager. The Manager is a direct subsidiary of Mellon Bank, N.A.
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Managing General Partners. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from change in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DISTRIBUTIONS TO INVESTORS: Distributions from investment income-net and distributions from net realized capital gains may be allocated and paid annually after the end of the year in which earned.
    (E) INCOME TAXES: As a partnership, the Fund itself will not be subject to Federal, State and City
DREYFUS STRATEGIC GROWTH, L.P.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

income taxes. Instead, each investor will be allocated, and subject to tax on, his distributive share of the Fund's income. Therefore, no income tax provision is required.
NOTE 2-BANK LINE OF CREDIT:
    In accordance with an agreement with a bank, the Fund may borrow up to $25 million under a short-term unsecured line of credit. In connection therewith, the Fund has agreed to pay commitment fees at an annual rate of
 .125 of 1% on the total line of credit. Interest on borrowings is charged at rates which are related to Federal Funds rates in effect from time to time. Outstanding borrowings on June 30, 1995 under the line of credit, amounted to $6.5 million, at an annualized interest rate of 6.96%.
    The average daily amount of short-term debt outstanding during the six months ended June 30, 1995 was approximately $1,652,000, with a related weighted average annualized interest rate of 7.11%. The maximum amount borrowed at any time during the six months ended June 30, 1995 was $13.5 million.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a Management Agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the average daily value of the Fund's net assets and is payable monthly. The agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates loan commitment fees and dividends and interest accrued on securities sold short), and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full year that such expenses (exclusive of distribution expenses and certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. There was no expense reimbursement for the six months ended June 30, 1995.
    Dreyfus Service Corporation retained $7,420 during the six months ended June 30, 1995 from commissions earned on sales of Fund shares.
    (B) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund
(a) reimburses the Distributor for payments to third parties for distributing the Fund's shares and servicing investor accounts and (b) pays the Manager, Dreyfus Service Corporation or any affiliate (collectively "Dreyfus") for advertising and marketing relating to the Fund and servicing investor accounts, at an annual rate of .25 of 1% of the value of the Fund's average daily net assets. Each of the Distributor and Dreyfus may pay Service Agents (a securities dealer, financial institution or other industry professional) a fee in respect of the Fund's shares owned by investors with whom the Service Agent has a servicing relationship or for whom the Servicing Agent is the dealer or holder of record. Each of the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents under the plan and the basis on which such payments are made. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional
DREYFUS STRATEGIC GROWTH, L.P.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Fund's average net assets for any full year. During the six months ended June 30, 1995, $115,210 was charged to the Fund pursuant to the Plan.
    (C) Each Managing General Partner who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    (A) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, forward currency exchange contracts and options transactions, during the six months ended June 30, 1995:
                                                      PURCHASES       SALES
                                                      ---------      -------
    Long transactions.................              $48,262,282    $36,145,939
    Short sale transactions...........               14,572,867      6,436,494
                                                      ---------        -------
    TOTAL.............................              $62,835,149    $42,582,433
                                                   ===========     ===========

    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover its short position. Securities sold short at June 30, 1995 and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

                                                                                                U.S. DOLLAR
                                                                                                   VALUE         UNREALIZED
                                                                                   PROCEEDS       6/30/95      (DEPRECIATION)
FORWARD CURRENCY SALE CONTRACTS:                                                    --------      --------      ------------
    Swiss Franc, expiring 8/25/95 & 9/13/95.................                        $11,321,075  $11,445,211    $ (124,136)
    British Pound, expiring 8/8/95..........................                          2,917,193    2,958,122       (40,929)
FORWARD CURRENCY SALE CONTRACTS:                                                      --------      --------      --------
      TOTAL.................................................                        $14,238,268  $14,403,333    $ (165,065)
FORWARD CURRENCY SALE CONTRACTS:                                                     ==========  ===========     ==========

    When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the statement of assets and liabilities.

DREYFUS STRATEGIC GROWTH, L.P.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

    The Fund is engaged in trading financial futures contracts. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 1995 and their related unrealized market depreciation are set forth in the Statement of Financial Futures.
    (B) At June 30, 1995, accumulated net unrealized appreciation on investments was $1,795,705, consisting of $4,150,943 gross unrealized appreciation and $2,355,238 gross unrealized depreciation.
    At June 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).